FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736

ADAMS NATURAL RESOURCES FUND, INC.

(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202

(Address of principal executive offices)

Janis F. Kerns
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 752-5900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

ADAMS
NATURAL RESOURCES FUND

SEMI-ANNUAL REPORT
JUNE 30, 2023
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Letter to Shareholders

Dear Fellow Shareholders,
The first half of 2023 felt a little bit like watching a tennis match as the market kept toggling between two distinct economic viewpoints. One day it looked like the worst was over. The next signaled that the worst might be just beginning. Inflation is cooling but remains stubbornly persistent. Likewise, some investors believe the U.S. Federal Reserve’s aggressive interest-rate hiking cycle will end soon. Others are just as certain that the economy’s resilience will force the Fed to keep raising rates until inflation is closer to its 2% target. The question of whether a recession is imminent remains unanswered, and more economists, looking through the lens of ongoing resilience, are tilting toward the possibility of the elusive soft landing. In fact, we may be experiencing that rare phenomenon now.
“Stock selection in Energy drove the Fund’s relative performance...our Fund posted relative gains across four of the five Energy industry groups.”

The yield curve between two-year and 10-year U.S. Treasury notes has been inverted since July 2022. That’s one of the tried-and-true recession indicators, having preceded every U.S. recession in the last 50 years. The current inversion, approaching a full year, is the longest we’ve seen since 1980, and the gap has repeatedly reached multi-decade depths. That’s certainly a big check mark in the column that a recession is possible. But the jobs market disagrees: The Sahm Rule—which signals the start of a recession when the three-month moving average of the unemployment rate rises by 0.5% or more relative to the previous 12-month low—has also marked each recession since 1960, with no false positives. This time, it has yet to flash, which supports the idea that at least in the short term, a recession may be avoidable.
The S&P 500 Index advanced 16.9% in the first half of 2023, fueled almost entirely by a group of growth-oriented technology stocks that benefited from their exposure to artificial intelligence (AI). The capabilities of ChatGPT attracted significant attention early in the year and sparked investor interest in the stocks that will support the continued development of AI. At the same time, recessionary fears, concerns about the banking sector, and the U.S. debt ceiling negotiations weighed on broad segments of the market.
After outperforming the S&P 500 by more than 80% in 2022, Energy stocks struggled in the first half of 2023. The sector was one of four in the broad index that produced a negative return, declining 5.5%. Adams Natural Resources Fund, with exposure to both Energy and Materials, returned -3.1% on net asset value (NAV) and -3.6% on market value.

Letter to Shareholders (continued)

Crude oil prices, like the U.S. economy and much of the U.S. equity market, struggled to find a foothold amid a sea of conflicting data. West Texas Intermediate prices declined approximately 12% year-to-date and ended June down more than 40% from the 2022 high. Investors were concerned about demand amid recessionary fears and potential weakness in the post-COVID recovery in China. Yet China’s April consumption of 16 million barrels per day set a record. On the supply side, production cuts from OPEC and other countries have helped support prices, but withdrawals from the U.S. Strategic Petroleum Reserve (SPR) and higher than expected output from Russia have mitigated OPEC’s balancing efforts. Withdrawals from the SPR are coming to an end, and the Department of Energy has indicated a desire to start replenishing its supply. If market consensus and the International Energy Agency forecasts are correct, demand will outstrip supply in the second half of 2023, which could provide a more favorable supply/demand dynamic and push prices higher. Natural gas prices also declined during the period, falling 30%, and ended June down more than 70% from the high in August of 2022. U.S. storage inventory remains above the five-year average, so price has been providing the signal that U.S. production needs to decline in the near term.
Stock selection in Energy drove the Fund’s relative performance, while our Materials holdings underperformed. Weakness in energy stocks was widespread in the first half of the year as only six stocks in the sector generated a positive return. In this environment, our Fund posted relative gains across four of the five Energy industry groups, led by Exploration & Production (E&P), Refining & Marketing, and Equipment & Services.
Within the E&P group, our overweight position in Pioneer Natural Resources as well as our underweights in Devon Energy and APA Corporation were key drivers of relative outperformance. Pioneer has one of the largest acreage positions in the Permian Basin and the company is among the lowest cost operators in the U.S. After some concerns emerged last year about well productivity, the company optimized its drilling program to improve results. Signs of progress in the first quarter led to a positive market response.
Our Refining & Marketing investments returned -2.6% in the first half, compared with the benchmark’s -3.5% return. The group had a volatile six months, leading the sector in the first quarter before trailing in the second. Our overweight in Marathon Petroleum, the only refiner to generate a positive return so far in 2023, was the key contributor to performance. Marathon Petroleum’s strategic refining footprint allows it to optimize its pricing strategy to maximize margins. In addition, its strong balance sheet continues to allow for aggressive cash returns to shareholders through dividends and share repurchases. In the last fifteen months the company has reduced its share count by 30%, with expectations for continued share repurchases going forward.

Letter to Shareholders (continued)

Oilfield services provider TechnipFMC was a key contributor within the Equipment & Services group. The company is one of two global providers of subsea infrastructure for offshore exploration and production—an industry that has consolidated significantly in the last 10 years. This has positioned the company to benefit from the recent acceleration in demand in most international offshore markets. We expect strong orders today to result in faster growth and margin expansion in the years ahead.
The Fund’s Materials holdings weighed on relative performance, as the Fund’s 6.6% sector return trailed that of the benchmark’s 7.7% return. The Metals & Mining industry group was the major detractor in the first half. Our investment in aluminum producer Alcoa Corporation declined sharply amid pressure on aluminum prices. While we continue to believe that aluminum is in a favorable long-term position, we exited our position as we await more clarity about the risks of recession.
For the six months ended June 30, 2023, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -3.1%. This compares to a -3.3% total return for the Fund’s benchmark, comprised of the S&P 500 Energy Index (83% weight) and the S&P 500 Materials Index (17% weight) in 2023. The total return on the market price of the Fund’s shares for the period was -3.6%.
For the twelve months ended June 30, 2023, the Fund’s total return on NAV was 19.1%. Comparable return for the Fund’s benchmark was 18.3%. The Fund’s total return on market price was 15.2%.
During the first half of this year, the Fund paid distributions to shareholders in the amount of $5.0 million, or $.20 per share, consisting of  $.03 net investment income, $.03 long-term capital gain, and $.02 short-term capital gain, realized in 2022, and $.12 net investment income realized in 2023, all taxable in 2023. On July 20, 2023, an additional net investment income dividend of  $.10 per share was declared for payment on September 1, 2023. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.
Considering the uncertainty of the macroeconomic environment, the broad market’s performance thus far in 2023 is somewhat surprising. The same can be said for investors’ abrupt shift from punishing the biggest, most growth-oriented technology stocks in 2022 to making them the dominant driver of performance this year. All the uncertainty and conflicting economic data probably helped boost the AI theme’s prominence in 2023, because there wasn’t a lot else to draw the market’s focus. Thus far earnings have held up well, but the upcoming earnings reports will be closely watched for signs of a slowdown. If corporate profits come under enough pressure to drive more widespread layoffs and slow capital spending, households may start to cut back on spending, which could lead to a recession. We will be paying careful attention as the outcome will likely impact the price of oil and other commodities.

Letter to Shareholders (continued)

In an environment with conflicting economic signals, we will stay disciplined and trust our process. We will continue to identify high-quality companies with earnings and cash flow drivers trading at attractive prices, while also paying close attention to the balance between risk and reward.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer & President
July 20, 2023

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Portfolio Highlights

June 30, 2023
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$143,514,442	23.1%
Chevron Corporation	84,665,472	13.6
ConocoPhillips	44,073,207	7.1
Schlumberger N.V.	27,071,653	4.4
Linde plc	24,655,876	4.0
Marathon Petroleum Corporation	21,537,419	3.5
Pioneer Natural Resources Company	20,925,180	3.4
Phillips 66	17,795,524	2.9
Hess Corporation	17,005,850	2.7
EOG Resources, Inc.	15,136,635	2.4
	$416,381,258	67.1%
Industry Weightings

40%
35%
30%
25%
20%
15%
10%
5%
0%
Equipment & Services
Exploration & Production
Integrated Oil & Gas
Refining & Marketing
Storage & Transportation
Chemicals
Construction Materials
Containers & Packaging
Metals & Mining

Statement of Assets and Liabilities

June 30, 2023
(unaudited)
Assets
Investments at value*:
Common stocks (cost $460,325,560)	$616,376,450
Short-term investments (cost $4,380,008)	4,379,938	$620,756,388
Cash		150,375
Investment securities sold		2,313,347
Dividends receivable		597,834
Prepaid expenses and other assets		1,865,026
Total Assets		625,682,970

Liabilities
Investment securities purchased		2,305,627
Net unrealized loss on open total return swap agreements* (note 4)		3,495
Due to officers and directors (note 8)		474,899
Accrued expenses and other liabilities		1,945,347
Total Liabilities		4,729,368
Net Assets		$620,953,602

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 25,033,377 shares (includes 14,437 deferred stock units) (note 7)		$25,033
Additional capital surplus		458,680,938
Total distributable earnings (loss)		162,247,631
Net Assets Applicable to Common Stock		$620,953,602
Net Asset Value Per Share of Common Stock		$24.81

*
See Schedule of Investments beginning on page 16.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Six Months Ended June 30, 2023
(unaudited)
Investment Income
Income:
Dividends (net of $6,359 in foreign taxes)	$10,624,239
Other income	182,062
Total Income	10,806,301
Expenses:
Investment research compensation and benefits	908,693
Administration and operations compensation and benefits	490,155
Occupancy and other office expenses	124,762
Investment data services	101,947
Directors’ compensation	209,000
Shareholder reports and communications	94,620
Transfer agent, custody, and listing fees	62,732
Accounting, recordkeeping and other professional fees	53,862
Insurance	27,549
Audit and tax services	59,285
Legal services	7,015
Total Expenses	2,139,620
Net Investment Income	8,666,681

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	2,904,117
Change in unrealized appreciation on investments	(33,563,630)
Change in unrealized appreciation on total return swap agreements	(3,495)
Net Gain (Loss)	(30,663,008)
Change in Net Assets from Operations	$(21,996,327)
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	(unaudited) Six Months Ended June 30, 2023	Year Ended December 31, 2022
From Operations:
Net investment income	$8,666,681	$19,631,978
Net realized gain (loss)	2,904,117	20,793,927
Change in unrealized appreciation	(33,567,125)	165,060,409
Change in Net Assets from Operations	(21,996,327)	205,486,314

Distributions to Shareholders from:
Total distributable earnings	(5,025,187)	(39,911,119)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	16,239	15,172,259
Cost of shares purchased (note 5)	(3,377,564)	—
Change in Net Assets from Capital Share Transactions	(3,361,325)	15,172,259
Total Change in Net Assets	(30,382,839)	180,747,454

Net Assets:
Beginning of period	651,336,441	470,588,987
End of period	$620,953,602	$651,336,441
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Adams Natural Resources Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified investment company. The Fund is an internally managed closed-end fund specializing in energy and other natural resources stocks. The investment objectives of the Fund are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics, and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — Adams Diversified Equity Fund, Inc. (“ADX”), a diversified, closed-end investment company, owns 8.7% of the Fund’s outstanding shares and is, therefore, an “affiliated company” as defined by the 1940 Act. During the six months ended June 30, 2023, the Fund paid dividends and capital gain distributions of  $43,735 to ADX. Directors of the Fund are also directors of ADX. The Fund, ADX, and Adams Funds Advisers, LLC (“AFA”), an ADX-affiliated investment adviser to external parties, have a shared management team.
Expenses — The Fund shares personnel, systems, and other infrastructure items with ADX and AFA and is charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and ADX based on relative net assets excluding affiliated holdings. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and ADX based on relative market values of portfolio securities covered for research staff and relative net assets excluding affiliated holdings for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the six months ended June 30, 2023, shared expenses totaled $9,506,570, of which $7,366,442 and $508 were charged to ADX and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, affiliated companies at June 30, 2023.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of

Notes to Financial Statements (continued)

investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
At June 30, 2023, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$616,376,450	$—	$—	$616,376,450
Short-term investments	4,379,938	—	—	4,379,938
Total investments	$620,756,388	$—	$—	$620,756,388
Liabilities:
Total return swap agreements*	$—	$(3,495)	$—	$(3,495)

*
Unrealized appreciation (depreciation)

2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as

Notes to Financial Statements (continued)

income tax expense. At June 30, 2023, the identified cost of securities for federal income tax purposes was $464,879,439 and net unrealized appreciation aggregated $155,876,949, consisting of gross unrealized appreciation of $185,714,581 and gross unrealized depreciation of $29,837,632.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, wash sales, and tax straddles for total return swaps. Differences that are permanent are reclassified in the capital accounts of the Fund’s annual financial statements and have no impact on net assets.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the six months ended June 30, 2023 were $72,194,168 and $72,616,136, respectively.
4. DERIVATIVES
The Fund may invest in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offset the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements is

Notes to Financial Statements (continued)

presented in the Statement of Assets and Liabilities. The fair value of each open total return swap agreement is presented on the Schedule of Investments. During the six months ended June 30, 2023, the average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $34,505 and $(33,837), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At June 30, 2023, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 5,000,000 authorized and unissued preferred shares, $0.001 par value.
During the six months ended June 30, 2023, the Fund issued 763 shares of its Common Stock at a weighted average price of $21.28 per share as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.
On December 16, 2022, the Fund issued 707,496 shares of its Common Stock at a price of $21.40 per share (the average market price on December 7, 2022) to shareholders of record November 21, 2022, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2022, the Fund issued 1,472 shares of Common Stock at a weighted average price of $21.64 per share as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Additionally, the Fund will repurchase shares under the Fund’s enhanced discount management and liquidity program, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.
Transactions in its Common Stock for 2023 and 2022 were as follows:
	Shares		Amount
	Six months ended June 30, 2023	Year ended December 31, 2022	Six months ended June 30, 2023	Year ended December 31, 2022
Shares issued in payment of distributions	763	708,968	$16,239	$15,172,259
Shares purchased (at a weighted average discount from net asset value of 16.0% in 2023)	(160,942)	—	(3,377,564)	—
Net change	(160,179)	708,968	$(3,361,325)	$15,172,259
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to

Notes to Financial Statements (continued)

supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the six months ended June 30, 2023, the Fund recorded matching contributions of  $91,017 and a liability, representing the 2023 discretionary contribution, of  $32,147.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to non-employee directors that are 100% vested, but payment of which has been deferred by the election of the director, remain outstanding at June 30, 2023.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant.
A summary of the activity during the six months ended June 30, 2023 is as follows:
Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2022	15,130	$26.26
Reinvested dividend equivalents	763	21.28
Issued	(1,456)	21.37
Balance at June 30, 2023	14,437	$26.43
At June 30, 2023, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the six months ended June 30, 2023 was $31,092.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the six months ended June 30, 2023 to officers and directors amounted to $1,628,949, of which $240,092 was paid to independent directors. These amounts represent the taxable income, including $31,092 in deferred director compensation from previous years, to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At June 30, 2023, $474,899 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers and reinvested dividend payments on deferred stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the

Notes to Financial Statements (continued)

fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2023, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. LEASES
The Fund and its affiliates lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2026. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the six months ended June 30, 2023, the Fund recognized rental expense of  $52,820.

Financial Highlights

	(unaudited) Six Months Ended
	June 30, 2023	June 30, 2022	Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of period	$25.85	$19.22	$19.22	$13.76	$18.79	$17.71	$23.26
Net investment income	0.35	0.38	0.80	0.55	0.45	0.80 (a)	0.42
Net realized gain (loss) and change in unrealized appreciation	(1.22)	3.05	7.57	5.86	(4.85)	1.41	(4.77)
Total from operations	(0.87)	3.43	8.37	6.41	(4.40)	2.21	(4.35)
Less distributions from:
Net investment income	(0.15)	(0.16)	(0.79)	(0.56)	(0.47)	(0.78)	(0.45)
Net realized gain	(0.05)	(0.04)	(0.84)	(0.35)	(0.26)	(0.32)	(0.40)
Return of capital	—	—	—	—	—	—	(0.32)
Total distributions	(0.20)	(0.20)	(1.63)	(0.91)	(0.73)	(1.10)	(1.17)
Capital share repurchases (note 5)	0.03	—	—	—	0.14	—	—
Reinvestment of distributions	—	—	(0.11)	(0.04)	(0.04)	(0.03)	(0.03)
Total capital share transactions	—	—	(0.11)	(0.04)	0.10	(0.03)	(0.03)
Net asset value, end of period	$24.81	$22.45	$25.85	$19.22	$13.76	$18.79	$17.71
Market price, end of period	$20.82	$19.47	$21.80	$16.52	$11.37	$16.46	$14.57

Total Investment Return (b)
Based on market price	-3.6%	19.0%	42.2%	53.6%	-26.6%	21.1%	-21.4%
Based on net asset value	-3.1%	17.9%	44.9%	47.7%	-22.2%	13.7%	-18.5%

Ratios/Supplemental Data (c)
Net assets, end of period (in millions)	$621	$550	$651	$471	$332	$561	$523
Ratio of expenses to average net assets	0.64%	0.63%	0.56%	0.88%	1.47%	0.97%	0.79%
Ratio of net investment income to average net assets	2.78%	3.32%	3.31%	3.15%	3.27%	4.18%	1.89%
Portfolio turnover	23.0%	27.1%	24.3%	20.7%	31.8%	29.5%	47.0%
Number of shares outstanding at end of period (in 000’s)	25,033	24,485	25,194	24,485	24,122	29,875	29,534

(a)
In 2019, the Fund received additional dividend income of  $9,693,399, or $0.33 per Fund share, from the acquisition of Anadarko Petroleum Corporation by Occidental Petroleum Corporation.

(b)
Total investment return is calculated assuming a purchase of a Fund share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share, excluding any brokerage commissions. Distributions are assumed to be reinvested at the price received in the Fund’s dividend reinvestment plan.

(c)
Ratios and portfolio turnover presented on an annualized basis.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

June 30, 2023
(unaudited)
	Shares	Value (a)
Common Stocks — 99.3%
Energy — 80.8%
Equipment & Services — 7.1%
Baker Hughes Company	202,800	$6,410,508
Halliburton Company	193,853	6,395,210
Schlumberger N.V.	551,133	27,071,653
TechnipFMC plc (b)	241,600	4,015,392
		43,892,763
Exploration & Production — 23.3%
APA Corporation	56,000	1,913,520
Canadian Natural Resources Limited	64,200	3,611,892
Chord Energy Corporation	225	34,605
Chord Energy Corporation warrants, strike price $166.37, 1 warrant for .5774 share, expires 9/1/24 (b)	2,654	61,838
Chord Energy Corporation warrants, strike price $133.70, 1 warrant for .5774 share, expires 9/1/25 (b)	1,327	21,020
ConocoPhillips	425,376	44,073,207
Coterra Energy Inc.	150,100	3,797,530
Devon Energy Corporation	126,000	6,090,840
Diamondback Energy, Inc.	97,800	12,847,008
EOG Resources, Inc.	132,267	15,136,635
EQT Corporation	61,400	2,525,382
Hess Corporation	125,089	17,005,850
Marathon Oil Corporation	305,200	7,025,704
Occidental Petroleum Corporation	166,251	9,775,559
Pioneer Natural Resources Company	101,000	20,925,180
		144,845,770
Integrated Oil & Gas — 36.7%
Chevron Corporation	538,071	84,665,472
Exxon Mobil Corporation	1,338,130	143,514,442
		228,179,914
Refining & Marketing — 8.0%
Marathon Petroleum Corporation	184,712	21,537,419
Phillips 66	186,575	17,795,524
Valero Energy Corporation	86,000	10,087,800
		49,420,743
Storage & Transportation — 5.7%
Kinder Morgan, Inc.	779,292	13,419,408
ONEOK, Inc.	87,500	5,400,500
Targa Resources Corp.	116,100	8,835,210
Williams Companies, Inc.	236,350	7,712,101
		35,367,219

Schedule of Investments (continued)

June 30, 2023
(unaudited)
	Shares	Value (a)
Materials — 18.5%
Chemicals — 13.5%
Air Products and Chemicals, Inc.	31,200	$9,345,336
Albemarle Corporation	9,000	2,007,810
Celanese Corporation	36,177	4,189,297
CF Industries Holdings, Inc.	11,769	817,004
Corteva Inc.	66,245	3,795,838
Dow, Inc.	65,745	3,501,579
DuPont de Nemours, Inc.	95,926	6,852,953
Eastman Chemical Company	8,900	745,108
Ecolab Inc.	31,400	5,862,066
FMC Corporation	10,055	1,049,139
International Flavors & Fragrances Inc.	21,006	1,671,868
Linde plc	64,700	24,655,876
LyondellBasell Industries N.V.	61,800	5,675,094
Mosaic Company	25,601	896,035
PPG Industries, Inc.	47,800	7,088,740
Sherwin-Williams Company	21,200	5,629,024
		83,782,767
Construction Materials — 0.8%
Martin Marietta Materials, Inc.	5,200	2,400,788
Vulcan Materials Company	9,800	2,209,312
		4,610,100
Containers & Packaging — 1.0%
Amcor plc	125,100	1,248,498
Avery Dennison Corporation	5,500	944,900
Ball Corporation	23,300	1,356,293
International Paper Company	28,200	897,042
Packaging Corporation of America	7,600	1,004,416
Sealed Air Corporation	8,900	356,000
WestRock Company	15,400	447,678
		6,254,827
Metals & Mining — 3.2%
Freeport-McMoRan, Inc.	180,500	7,220,000
Newmont Corporation	128,900	5,498,874
Nucor Corporation	22,200	3,640,356
Steel Dynamics, Inc.	12,526	1,364,457
Teck Resources Limited	54,600	2,298,660
		20,022,347
Total Common Stocks
(Cost $460,325,560)		616,376,450

Schedule of Investments (continued)

June 30, 2023
(unaudited)
	Shares	Value (a)
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Northern Institutional Treasury Portfolio, 5.00% (c)	576,568	$576,568
Western Asset Institutional Liquid Reserves Fund, 5.16% (c)	3,804,511	3,803,370
Total Short-Term Investments
(Cost $4,380,008)		4,379,938
Total — 100.0% of Net Assets
(Cost $464,705,568)		620,756,388
Other Assets Less Liabilities — 0.0%		197,214
Net Assets — 100.0%		$620,953,602

Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Crown Holdings, Inc. (35,900 shares)	8/1/2024	$3,127,059	$—	$(8,426)
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Materials Select Sector SPDR Fund (37,600 shares)	8/1/2024	(3,118,364)	2,452	—
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	First Solar, Inc. (16,400 shares)	8/1/2024	3,118,288	—	(812)
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Materials Select Sector SPDR Fund (18,800 shares)	8/1/2024	(1,559,182)	1,226	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Energy Select Sector SPDR Fund (17,800 shares)	8/1/2024	(1,446,891)	2,065	—
Gross unrealized gain (loss) on open total return swap agreements					$5,743	$(9,238)
Net unrealized loss on open total return swap agreements (d)						$(3,495)

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(d)
Counterparty for all open total return swap agreements is Morgan Stanley.

Principal Changes in Portfolio Securities

During the Six Months Ended June 30, 2023
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Additions
Schlumberger N.V.	$6,571,676	4.4%
Kinder Morgan, Inc.	6,559,740	2.2
Targa Resources Corp.	6,026,164	1.4
Marathon Oil Corporation	4,126,854	1.1
LyondellBasell Industries N.V.	3,975,084	0.9
PPG Industries, Inc.	3,973,419	1.1
DuPont de Nemours, Inc.	3,808,549	1.1
Canadian Natural Resources Limited	3,578,823*	0.6
TechnipFMC plc	3,200,910*	0.6
Newmont Corporation	2,472,008	0.9
Teck Resources Limited	2,305,627*	0.4
Celanese Corporation	1,896,413	0.7
Ecolab Inc.	1,519,194	0.9
Air Products and Chemicals, Inc.	1,366,966	1.5
Pioneer Natural Resources Company	1,283,118	3.4

Reductions
Occidental Petroleum Corporation	9,761,055	1.6
Marathon Petroleum Corporation	4,338,365	3.5
Sherwin-Williams Company	4,013,014	0.9
Halliburton Company	3,968,277	1.0
Coterra Energy Inc.	3,786,831	0.6
ConocoPhillips	3,679,769	7.1
Martin Marietta Materials, Inc.	3,369,052	0.4
FMC Corporation	3,091,963	0.2
Cheniere Energy, Inc.	2,956,636	—
Nucor Corporation	2,494,442	0.6
CF Industries Holdings, Inc.	2,204,784	0.1
Devon Energy Corporation	1,515,120	1.0
Steel Dynamics, Inc.	1,473,262	0.2
Freeport-McMoRan, Inc.	1,397,072	1.2
EOG Resources, Inc.	1,160,527	2.4

*
New position

The transactions presented above represent all new and fully-eliminated positions and up to the fifteen largest net additions and reductions to existing portfolio securities during the period, and exclude those in sector exchange-traded funds.

Historical Financial Statistics

Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2013	$863,690	26,775	$32.26	$27.38	$.46	$1.42	$—	$1.88	7.2%
2014	754,506	27,381	27.56	23.84	.51	1.38	—	1.89	6.6
2015	582,677	28,097	20.74	17.74	.38	1.00	—	1.38	6.2
2016	685,882	28,555	24.02	20.17	.41	.73	—	1.14	6.1
2017	674,388	28,999	23.26	19.84	.46	.72	—	1.18	6.1
2018	522,997	29,534	17.71	14.57	.45	.40	.32	1.17	6.0
2019	561,469	29,875	18.79	16.46	.78	.32	—	1.10	6.9
2020	331,942	24,122	13.76	11.37	.47	.26	—	.73	6.1
2021	470,589	24,485	19.22	16.52	.56	.35	—	.91	6.3
2022	651,336	25,194	25.85	21.80	.79	.84	—	1.63	8.1
June 30, 2023	620,954	25,033	24.81	20.82	.25**	.05	—	.30**	—

*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. The average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2012.

**
Includes amounts declared but not yet paid.

Annual Meeting of Stockholders

(unaudited)
The Annual Meeting of Stockholders was held on April 20, 2023. The following votes were cast for directors:
	Votes For	Votes Withheld
Kenneth J. Dale	19,462,665	560,889
Frederic A. Escherich	19,413,069	610,485
James P. Haynie	19,475,768	547,786
Mary Chris Jammet	19,453,448	570,106
Lauriann C. Kloppenburg	19,452,899	570,655
Jane Musser Nelson	19,447,931	575,623
Mark E. Stoeckle	19,330,021	693,533
A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2023 was approved with 19,605,456 votes for, 232,293 votes against, and 185,805 shares abstaining.

Other Information

(unaudited)
Distribution Commitment and Payment Schedule
The Fund established an annual 6% minimum distribution rate commitment that has been met or exceeded since its adoption in 2012. The commitment is not a guarantee, and may be changed by the Board should market or other conditions warrant. Distributions are generated from portfolio income and capital gains derived from managing the portfolio. If such earnings do not meet the distribution commitment, or it’s deemed in the best interest of shareholders, the Fund may return capital.
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock, cash, or both. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts make their elections by notifying their brokerage house representative.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2023 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com.

Adams Natural Resources Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (2) (5)	Mary Chris Jammet (1) (2) (3) (4)	Mark E. Stoeckle (3) (4)
Frederic A. Escherich (1) (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)
James P. Haynie (1)	Jane Musser Nelson (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer and President
Gregory W. Buckley	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(866) 723-8330
Website: www.astfinancial.com
Email: info@astfinancial.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Item not applicable to semi-annual report.

(b)	(a)(1) Effective April 20, 2023, Mark E. Stoeckle retired and is no longer a portfolio manager of the registrant. Effective on that date, James P. Haynie, Chief Executive Officer and President, and Gregory W. Buckley, Executive Vice President, comprise the two-person portfolio management team for the registrant. Mr. Haynie, now the lead member of the portfolio management team, has been a member of the portfolio management team since 2013, serving as President until April 20, 2023. Mr. Buckley joined the portfolio management team of the registrant in 2023; prior thereto, serving as Vice President- Research. Messrs. Haynie and Buckley receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

(a)(2) As of June 30, 2023, Mr. Haynie also serves on the portfolio management team for the registrant’s non-controlling affiliate, Adams Diversified Equity Fund, Inc. (“ADX”), an internally managed registered investment company with total net assets of $2,415,114,408. Mr. Haynie is Chief Executive Officer of ADX. Mr. Buckley serves as Vice President- Research for ADX but is not a member of its portfolio management team. The registrant is a non-diversified fund focusing on the energy and natural resources sectors and ADX is a diversified product with a broader focus. There are few material conflicts of interest that may arise in connection with the portfolio management of the funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(a)(3) As of June 30, 2023, the registrant’s portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee of the Board of Directors (“Committee”). The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and ADX and individual performance. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant’s return on portfolio assets over each of these periods is used to determine performance relative to an 80/20 blend Dow Jones U.S. Oil and Gas Index and Dow Jones U.S. Basic Materials Index through September 30, 2018 and, to better align with PEO’s investment strategy, a blend of the S&P 500 Energy Sector and the S&P 500 Materials Sector thereafter. Using these calculations, the incentive compensation can be less than or exceed the established target.

The structure of the compensation that Mr. Haynie receives from ADX is the same as that for the registrant with the exception that the portfolio managers’ incentive compensation is based on a comparison with the performance of a 50/50 blend of the S&P 500 Index and the Morningstar U.S. Large Blend Fund Category.

(a)(4) Using a valuation date of June 30, 2023, Mr. Haynie beneficially owned equity securities in the registrant valued between $500,001 and $1,000,000. Mr. Buckley beneficially owned equity securities in the registrant valued between $100,001-$500,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/23-1/31/23	0	$--	0	1,135,658
2/1/23-2/28/23	65,839	21.72	65,839	1,069,819
3/1/23-3/31/23	45,625	20.64	45,625	1,024,194
4/1/23-4/30/23	17,043	21.20	17,043	1,007,151
5/1/23-5/31/23	21,000	19.70	21,000	986,151
6/1/23-6/30/23	11,435	20.22	11,435	974,716
Total	160,942	$20.99	160,942

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014. On September 22, 2020, the Fund announced an enhanced discount management and liquidity program whereby the Fund will purchase shares, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides the Fund will engage in a proportional tender offer to purchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 1,332,000 shares.

(2c) The share repurchase plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant’s response to Item 2 above.

	(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.

	(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer & President
(Principal Executive Officer)

Date:	August 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer & President
(Principal Executive Officer)

Date:	August 7, 2023

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President & Chief Financial Officer
(Principal Financial Officer)

Date:	August 7, 2023